UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 1, 2024

RELIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16100 N. 71st Street, Suite 400

Scottsdale, AZ 85254

(Address of principal executive offices)

(480) 564-5700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	RS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2024, Reliance, Inc. (the “Company”) announced that it increased the size of its Board of Directors from eight to nine directors and appointed James K. Kamsickas to serve as an independent director, effective October 1, 2024. Mr. Kamsickas’ term will expire at the Company’s 2025 Annual Meeting of Stockholders.

Mr. Kamsickas, 57, is the chairman and chief executive officer of Dana Incorporated (NYSE: DAN), a designer and manufacturer of propulsion and energy-management solutions that power vehicles and machines. Prior to being named Dana Incorporated’s CEO in 2015, Mr. Kamsickas was president and CEO of International Automotive Components, and served as a member of its board of directors from 2007–2015. In addition, he previously served as head of Lear Corporation’s Interior Systems Division and held several additional senior leadership roles within that organization. Mr. Kamsickas earned a bachelor of science in business administration from Central Michigan University and a master of business administration degree from Michigan State University.

Mr. Kamsickas has not been named to serve on any committee of the Board of Directors at this time.

Mr. Kamsickas will participate in the current director compensation arrangements applicable to non-employee directors, which are described under “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2024.

The Company has entered into an indemnification agreement with Mr. Kamsickas in substantially the form of the Company’s standard form of indemnification agreement. Such form of indemnification agreement was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 18, 2016 and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Kamsickas and any other persons pursuant to which he was selected as a director. Additionally, Mr. Kamsickas does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

* * *

A copy of the press release issued by the Company announcing Mr. Kamsickas’s appointment and the transition of the non-executive Chairman of the Board of Directors is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated October 2, 2024 (included herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE, INC.

Dated: October 3, 2024	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary

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